Exhibit 24

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Thomas M. O'Flynn, the agent for service named in this Registration Statement on Form S-4, and James T. Foran, Esq. as attorney-in-fact and agent for and on behalf of the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as a Director and /or Officer of the Registrants, PSEG Power LLC ("Power"), PSEG Nuclear LLC, PSEG Fossil LLC and PSEG Energy Resources & Trade LLC, to sign the Registration Statement to be filed with the Securities and Exchange Commission for the registration under the Securities Act of $600,000,000 aggregate principal amount of Power's Senior Notes due 2012 and any and all additional amendments, including post-effective amendments to this Registration Statement.

      IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the th day of July, 2002.

/s/ E. JAMES FERLAND                             /s/ FRANK CASSIDY
--------------------------------                 -------------------------------
    E. James Ferland                                 Frank Cassidy

/s/ ROBERT E. BUSCH                              /s/ ROBERT J. DOUGHERTY, JR.
--------------------------------                 -------------------------------
    Robert E. Busch                                  Robert J. Dougherty, Jr.

/s/ THOMAS M. O'FLYNN                            /s/ R. EDWIN SELOVER
--------------------------------                 -------------------------------
    Thomas M. O'Flynn                                R. Edwin Selover

/s/ MICHAEL J. THOMSON                           /s/ HAROLD W. KEISER
--------------------------------                 -------------------------------
    Michael J. Thomson                               Harold W. Keiser

/s/ THOMAS R. SMITH                              /s/ STEVEN R. TEITELMAN
--------------------------------                 -------------------------------
    Thomas R. Smith                                  Steven R. Teitelman

/s/ PATRICIA A. RADO
--------------------------------
    Patricia A. Rado